Supplement to the
Fidelity Advisor® Focused Emerging Markets Fund
Class A, Class M, Class C, Class I, and Class Z
December 30, 2024
Prospectus

The following information supplements information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.
Effective at the close of business on March 31, 2025, the fund is closed to new investors. For more information, see the "Additional Information about the Purchase and Sale of Shares" section of the prospectus. Remember to keep shares in your fund position to be eligible to purchase additional shares of the fund.
The following information supplements information found in the "Shareholder Information" section under the "Additional Information about the Purchase and Sale of Shares" heading.
Effective at the close of business on March 31, 2025, new positions in Fidelity Advisor® Focused Emerging Markets Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on March 31, 2025 generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if a qualifying fund is already established as an investment option under the plans (or under another plan sponsored by the same employer), 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included a qualifying fund as a core investment option, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and already included the fund in their discretionary account program, 4) by a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, 5) by a portfolio manager of the fund, 6) by a fee deferral plan offered to trustees of certain Fidelity® funds, if the fund is an investment option under the plan, 7) by qualified intermediaries to facilitate in-kind redemption activity when deemed by the Adviser to be in the best interests of the fund, and 8) by certain asset pools associated with an organization that already offers a qualifying fund as an investment option in its retirement plan(s). These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.
FAEM-PSTK-0125-133 1.798816.133	January 30, 2025